UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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SED INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SED INTERNATIONAL HOLDINGS, INC.
3505 NEWPOINT PLACE, SUITE 450
LAWRENCEVILLE, GEORGIA 30043

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of SED International Holdings, Inc. (the “Company”) will be held at the Company’s principal executive offices, 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043 on December 6, 2011, at 9:00 a.m., local time, for the following purposes:

1.	Election of five directors;

2.	Advisory approval of the appointment of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012; and

3.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors of the Company has fixed October 20, 2011 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting.

IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

October 28, 2011	By order of the Board of Directors,

Lyle Dickler
Secretary

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual
Meeting to Be Held on December 6, 2011:
The proxy materials for the Annual Meeting, including the Annual Report and the
Proxy Statement are available at www.sedonline.com.

* * * * * * *

SED INTERNATIONAL HOLDINGS, INC.
3505 NEWPOINT PLACE, SUITE 450
LAWRENCEVILLE, GEORGIA 30043

PROXY STATEMENT

This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board”) of SED International Holdings, Inc. (the “Company”) in connection with the solicitation of proxies for use at the 2011 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 9:00 a.m., local time, on December 6, 2011, at the Company’s principal executive offices, 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043, and at any adjournments thereof. The Notice of Annual Meeting of Shareholders, this Proxy Statement, and the form of proxy will be first mailed on or about October 28, 2011, to the shareholders of the Company (the “Shareholders”) of record on the Record Date (as defined below), and the Company will bear all the costs associated with this solicitation.

THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

VOTING AND VOTE REQUIRED

Each valid proxy given pursuant to this solicitation that is received in time for the Annual Meeting and not revoked will be voted with respect to all shares represented by it and will be voted in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted (i) for the election to the Board of the five nominees listed in this Proxy Statement (the “Election of Directors”), (ii) for the advisory approval for the appointment of the independent auditors for the fiscal year ending June 30, 2012 (the “Advisory Approval of Auditors”) and (iii) in accordance with the best judgement of the proxy holders on any other matter that may properly come before the Annual Meeting. The submission of a signed proxy will not affect a Shareholder’s right to attend and to vote in person at the Annual Meeting. Shareholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the secretary of the Company at the following address: SED International Holdings, Inc., 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043, Attn: Lyle Dickler, Secretary; executing a proxy bearing a later date; or attending and voting in person at the Annual Meeting.

Only Shareholders of record as of the close of business on October 20, 2011 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date there were 4,954,714 shares of common stock of the Company (“Common Stock”) outstanding. Each share of Common Stock is entitled to one vote on all matters presented for Shareholder vote.

According to the Bylaws, the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Annual Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Annual Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. If a quorum is present or represented by proxy at the Annual Meeting: (i) the Election of Directors shall be by the holders of a plurality of the shares of Common Stock present in person or represented by proxy and (ii) the Advisory Approval of Auditors shall be by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy. The Georgia Business Corporation Code does not provide for dissenter’s rights for any of the foregoing matters to be voted on at the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether the matter has been approved by the Shareholders, abstentions have the same effect as negative votes for each proposal other than the Election of Directors. Broker non-votes are not deemed to be present or represented for purposes of determining whether Shareholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

PROPOSAL 1 - ELECTION OF FIVE DIRECTORS

General Information about the Board

Beginning with the 2009 annual meeting of Shareholders and pursuant to the charter amendment to declassify the Board, adopted by Shareholders at the 2008 annual meeting of Shareholders, effective as of January 21, 2009 (the “Declassification Date”), nominees for election to the Board will only be elected for terms in office until the next annual meeting of Shareholders immediately following his or her election, and until his or her successor is duly elected and qualified or until the earlier of his or her death, resignation or removal. Directors elected prior to the Declassification Date can continue to hold office until the expiration of their current terms.

The Board currently consists of six directors, including Jean Diamond, Jonathan Elster, Arthur Goldberg, Stephen Greenspan, J.K Hage III, and Samuel Kidston.

The terms of the six directors are scheduled to expire at the Annual Meeting. At the recommendation of the Nominating Committee, the Board has nominated five directors including Jonathan Elster, Arthur Goldberg, Stephen Greenspan, J. K. Hage III and Sam Kidston as candidates for re-election by Shareholders at the Annual Meeting, each to serve as a director on the Board until the 2012 annual meeting of Shareholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. In addition, effective as of the date of the Annual Meeting, the Board will be reduced to five directors. Proxies solicited by the Board will, unless otherwise directed, be voted for the re-election of the nominees.

Messrs. Elster, Goldberg, Greenspan, Hage and Kidston have consented to continue to serve as directors of the Company if re-elected. If at the time of this Annual Meeting any of them are unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board. The Board has no reason to believe that any of them will be unable or will decline to serve as a director.

The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the nominees and the directors continuing in office are as follows:

NOMINEES FOR DIRECTORS

Name	Age	Positions, Offices and other Information
Jonathan Elster	39
Jonathan Elster has been a director since February 2010 and with the Company since 1995. Mr. Elster has been serving as our President and Chief Executive Officer since December 2009. He was promoted to President and Chief Operating Officer on June 2, 2009 and remained the Chief Operating Officer until December 2009. Elster began his career with the Company as a sales representative in 1995. He has served as a Sales Manager from 1997 to 1999 and as Vice President-Sales from 1999 to 2000. In 2000, Mr. Elster was promoted to Senior Vice-President of Sales and Marketing and in 2004, Executive Vice President. He is responsible for sales and marketing operations of the Company. Jonathan Elster is Jean Diamond’s son-in-law. Mr. Elster was selected as a director because of his in-depth knowledge of our operations, financial condition and business strategy from his current position as our CEO, as well as his extensive prior experience with us. We believe that as CEO he provides a critical link between management and the Board, which would help enable the Board to provide its oversight function with the benefit of management’s perspective of our business.

Arthur Goldberg	72
Arthur Goldberg has been a director since May 2008. He is the Chief Financial Officer of Clear Skies Solar, Inc. (OTCBB: CSKH) holding that position since January 2008. Prior to that he served as interim CFO of Milestone Scientific, Inc. (OTCBB: MLSS) from August 2007 to January 2008. From July 2006 to June 2007, Mr. Goldberg served as CAO and CFO of St. Luke’s School, a non-sectarian college prep school. From December 2005 to July 2006, Mr. Goldberg was a private accounting and business consultant. From February 1999 to November 2005, Mr. Goldberg was a partner in the firm of Tatum CFO Partners LLP, serving as an interim CFO for both public and private companies. Prior to 1999, Mr. Goldberg held several senior executive positions, including CFO and COO of a number of public companies. Mr. Goldberg earned his B.B.A. from the City College of New York, his M.B.A. from the University of Chicago and his J.D. and LL.M. from the New York University School of Law. Mr. Goldberg is also a Certified Public Accountant. Mr. Goldberg was selected as a director because of his hands-on experience as the CFO of public companies and extensive prior experience as a public company senior financial officer. We believe that his background and experience provides the Board with a perspective on corporate finance matters. Given his financial experience, Mr. Goldberg has been determined by our Board to be the Audit Committee financial expert.

Stephen Greenspan	70
Stephen Greenspan has been a director since May 2008. He was the Founder, Chairman, President and Chief Executive Officer of K&G Men’s Center, Inc. a formerly publicly traded men’s apparel retailer. Mr. Greenspan retired in 2002. He also works with a number of charities both personally as well as through his family foundation and charitable trust. Mr. Greenspan was selected a director in 2008 because of his prior experience as a CEO of a public company which provides the Board with valuable leadership skills and insight into our business.

J. K Hage III	60
J.K. Hage III joined the Board in January 2009. He is the Managing Member of the law firm of Hage & Hage LLC., where he has practiced law since 1978. Mr. Hage advises public and private utility, energy, communications, business and technology clients, and others, in the areas of business organizations, new ventures, strategic planning, capital formation, information security, sustainability, mergers and acquisitions, negotiation of transactions, succession and estate planning. Mr. Hage is of counsel to Lukas, Nace, Guitierrez and Sachs, a Washington, D.C. communications law and engineering firm. Mr. Hage has initiated numerous business ventures including Independent Wireless One Corporation (aka U.S. Unwired), a national Sprint PCS affiliate and was the organizer and the first Executive Director of the Griffiss Institute, a market driven national collaboration of industry, the academy and government dedicated to applied research, training, and services in information security. From November 2004 to May 2006, he served as General Counsel, and from February 2003 to November 2004, he served as first Executive Director, to the Griffiss Institute. Mr. Hage has extensive business experience in the private and public equity markets, communications, energy, real estate development and many other enterprises. Mr. Hage, his family and their family charitable foundation are active in numerous civic, arts and other charitable organizations. Mr. Hage earned a B.A. from Hamilton College and a J.D. from Albany Law School and is admitted to both the New York and the Alaska Bars. Mr. Hage studied and lived for a number of years in Latin America (Peru, Mexico), in England (Oxford University) and in Spain (University of Madrid), and New York University (Ph. D ABD in Spanish). Mr. Hage was selected as a director because of his background in law, business and investing throughout the Americas. He provides the Board with valuable expertise, management and leadership skills.

Samuel A. Kidston	36
Samuel A. Kidston has been a director since January 2009. He was elected Chairman of the Board in December 2009. He is the founder and Chief Investment Officer of North & Webster, LLC, an investment management and advisory firm. Mr. Kidston is the non-executive Chairman of the Board of Sport-Haley, Inc. (Pink Sheets: SPOR) and the non-executive Chairman of the Board of EZENIA, Inc. (Pink Sheets: EZEN). Prior to founding North & Webster, LLC, Mr. Kidston served as an equity analyst at BlackRock, Inc., from December 2001 to March 2006. Mr. Kidston earned a B.A. from Wesleyan University and received the designation Chartered Financial Analyst from the CFA Institute. Mr. Kidston was selected a director because of his experience in managing equity investments and financial analysis which provides the Board with the perspective of an active investor and fund manager with a deep understanding of the financial markets.

The Board Unanimously Recommends a Vote FOR the Re-Election of the Nominees as Directors
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names, ages and principal positions of the Company’s executive officers as of the Record Date:

Name	Age	Position with the Company
Jonathan Elster	39	President and Chief Executive Officer
J. Stanley Baumgartner, Jr.	62	Senior Vice President and Chief Financial Officer
Eduardo Lageyre	41	Senior Vice President, U.S. Purchasing
Ronell Rivera	48	Senior Vice President of Latin America
David Burroughs	52	Vice President of U.S. Sales
Barry Diamond	69	Vice President of Product Management
Lyle Dickler	42	Vice President of Finance, Treasurer & Secretary
Robbie Kalman	47	Vice President of U.S. & Corporate Marketing
James Overwyk	56	Vice President of Operations
Thomas Roper, Jr.	57	Vice President of Consumer Electronics Purchasing, U.S.

The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Mr. Elster whose business experience is discussed above).

J. Stanley Baumgartner, Jr. has been serving as Senior Vice President and Chief Financial Officer of the Company since December 2010. He joined the Company in November 2010 as Senior Vice President and Special Assistant to the Chief Executive Officer. From 2006 to 2010 he served as Group Chief Financial Officer at Pall Corporation, a global manufacturer of filtration products serving a variety of industrial applications, where he was responsible for their $1.5 billion industrial group. From 2005 to 2006 Mr. Baumgartner was the Corporate Controller for Wesco Distribution International, a Fortune 500 distributor of electrical supplies and provider of supply chain services. Previously, from 2003 to 2005, he served and as the Group Controller of Timken Corporation’s $1.5 billion automotive division where he contributed to the integration of a major acquisition and helped reorganize the division. From 2000 to 2003, he was Chief Financial Officer of ASAT Holdings, Ltd, a global provider of semiconductor package design, assembly and test services, where he helped guide the company through a strategic transformation as well as its IPO.

David Burroughs has been serving as Vice President of U.S. Sales of the Company since 2011. He has 22 years of technology distribution experience in various functional areas. Prior to his current position, since 2007, Dave was Vice President Strategic Sales and Sales Operations, U.S., with responsibility for major accounts in the eCommerce, OEM, and DMR segments. He joined SED in 1989 as a Sales Representative and has held several positions since that time, including Vice President of Purchasing. He also served as Director of Storage Products at Synnex Corporation from 2004 to 2005.

Barry Diamond has been Vice-President of the Company since 1987. Mr. Diamond currently serves as Vice-President of Product Management. Mr. Diamond has been in the Electronics Business for over thirty years. Mr. Diamond was Vice-President of Purchasing for All Brands/Brands Mart from 1970-1980. Mr. Diamond was President of Great Sounds of New York, a consumer electronics business, from 1980-1987. Barry Diamond is Jean Diamond’s brother-in-law.

Lyle Dickler joined the Company in June 2005 as Corporate Controller and assumed the positions of Secretary and Treasurer effective August 11, 2005. Mr. Dickler was appointed Vice President of Finance on July 1, 2006 and Chief Financial Officer on May 13, 2008. In December 2010 Mr. Dickler relinquished the CFO role but remained Vice President of Finance, Secretary and Treasurer. Prior to joining the Company Mr. Dickler served from May 2003 to June 2005 as Controller for Okabashi Brands, Inc. From 2001 to 2003 Mr. Dickler served as Controller for PAI Industries, Inc. Mr. Dickler brings 20 years of business experience to SED.

Rob Kalman has served as Vice President of U.S. & Corporate Marketing since 2005. He joined SED in 2002 as Vice President of Sales. Prior to SED, he was President of Solutions Consulting Group from 2000-2002, where he helped distribution companies with sales, marketing, and organizational competencies. He began his distribution career with Software Distribution Services in Buffalo, NY in 1982, which later became Ingram Micro, where he spent 19 years in various sales roles, most recently as VP & GM of Sales.

Eduardo Lageyre joined SED in August 2011 as Senior Vice President of U.S. Purchasing. Prior to joining SED, Mr. Lageyre served as Vice President of Merchandising at ArchBrook Laguna, LLC from 2010 to 2011. In 2009, he was a senior merchandising manager executive for OnSale.com, a wholly-owned subsidiary of PC Mall. From 1994 to 2009, Mr. Lageyre served in a number of key roles, most recently as Vice President of Merchandising for PC hardware and peripherals.

James Overwyk joined SED in March 2010 to oversee U.S. Operations and the implementation of new operational initiatives. Prior to joining SED, he served as Executive Vice President of Global Operations at Scovill Fasteners from 2006 to 2010. Mr. Overwyk was General Manager at Environmental BioTech/Fill-Pack from 2004 to 2006.

Ronell Rivera rejoined SED in December of 2009 as General Manager of SED Colombia. In 2011, he became Senior Vice President of Latin America. From 1995 to 2003, Mr. Rivera served in various capacities at SED, including Vice President of Sales, Vice President of the Latin American division, and President of SED Brazil. From 2004 to 2009, he was Regional Manager at Lexmark International responsible for developing the Small and Medium Business market and the supplies business.

Thomas Roper, Jr. joined SED in 2007 as Director/GMM of Consumer Electronics and assumed the position of Vice President of Consumer Electronics/Small Appliance Purchasing, U.S. in 2008. Prior to joining SED, Mr. Roper was Senior Vice President/ GMM at DSI, Inc. from 2003 to 2007 and was Senior Category Manager at Office Max from 2001 to 2003.  Mr. Roper is a 30 year veteran of the Consumer Electronics and Appliance businesses.

DIRECTOR MEETINGS AND COMMITTEES

Board Meetings during Fiscal 2011

The Board held 10 meetings during fiscal 2011. All directors attended at least 75% of the aggregate number of Board meetings and of all committees of the Board on which that director served during the last full fiscal year. All members serving on the Board attended the last annual meeting of Shareholders. The Company does not have a formal policy requiring each member of the Board to attend annual meetings of Shareholders.

Board Committees

The Board has the following standing committees: Audit (the “Audit Committee”), Compensation (the “Compensation Committee”), Nominating and Corporate Governance (the “Nominating and Governance Committee”) and Legal Affairs (the “Legal Affairs Committee”).

Director Independence

The Board has determined that Messrs. Goldberg, Greenspan, Hage, and Kidston are independent as that term is defined in the listing standards of the AMEX. Messrs. Greenspan, Goldberg and Kidston are the sole members of the Audit Committee, and Messrs. Goldberg, Hage and Kidston are the sole members of the Compensation Committee and are independent for such purposes. Messrs. Goldberg, Greenspan and Hage are the sole members of the Latin America Affairs Committee. Messrs. Goldberg, Greenspan and Hage are the sole members of the Nomination and Governance Committee.

Disclosure of Director Qualifications

The Board, acting through the Nominating and Corporate Governance Committee, is responsible for assembling for Shareholders consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating and Corporate Governance Committee regularly reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the feedback of Shareholders and other key constituencies.

The Nominating and Corporate Governance Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating and Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in the company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the company’s (e.g., financial service companies, growth companies, and companies that grow through acquisitions), leadership experience, and relevant geographical experience.

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our President and Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board has determined that its leadership structure is appropriate and in the best interests of the Shareholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Audit Committee

The members of the Audit Committee are Messrs. Goldberg, Greenspan, and Kidston. The Audit Committee met 10 times in fiscal 2011. The Audit Committee reviews and reports to the Board on our internal accounting and financial controls and on the accounting principles and auditing practices and procedures to be employed in preparing and reviewing our consolidated financial statements, as well as our information technology systems. The Audit Committee is also responsible for engaging and overseeing our independent public auditors, the scope of the audit to be undertaken by such auditors and the pre-approval of any audit and permitted non-audit services provided by such auditors. A copy of the Audit Committee charter is posted on the Company’s website at www.sedonline.com.

Audit Committee Financial Expert

The Board has determined that Arthur Goldberg qualifies as the Company’s “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and is “independent” under AMEX’s listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s financial statements and reporting process, including its system of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In performing its functions, the Audit Committee:

•
met with the Company’s independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	reviewed and discussed the Company’s audited financial statements with management of the Company;

•	reviewed and discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as it may be amended or supplemented; and

•
received the written disclosures and the letter from the independent accountants, as required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”) as may be modified or supplemented, and has discussed with the independent accountants the independent accountants’ independence.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter, the Audit Committee approved the audited financial statements included in and authorized the filing of the Company’s Annual Report on Form 10-K.

This report is respectfully submitted on behalf of the members of the Audit Committee:

Arthur Goldberg, Chairman
Samuel Kidston
Stephen Greenspan

Compensation Committee

The members of the Compensation Committee are Messrs. Goldberg, Hage, and Kidston. The Compensation Committee met once in fiscal 2011. The Compensation Committee is responsible for setting annual and long-term performance goals for the Chief Executive Officer, evaluating his performance against these goals, and recommending his salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the executive officers of the Company and recommends to the Board the amount and form of all compensation of executive officers of the Company. A copy of the Compensation Committee charter is posted on the Company’s website at www.sedonline.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Goldberg, Greenspan and Hage. The Nominating and Governance Committee met once in fiscal 2011. The Nominating and Governance Committee identifies and recommends nominees to the Board and oversees compliance with the Company’s corporate governance guidelines. A copy of the Nominating and Governance Committee charter is posted on the Company’s website at www.sedonline.com.

Legal Affairs Committee

The members of the Legal Affairs Committee are Messrs. Goldberg, Greenspan and Hage. The Legal Affairs Committee assist the Board and management in dealing with law-related issues on an ongoing basis and evaluates, assesses and recommends to the Board appropriate action with respect to related party transactions. The Legal Affairs Committee met once in fiscal 2011, with all members attending that meeting.

Shareholder Recommendation of Director Candidates

Shareholders who wish to recommend director candidates for consideration by the Board may do so by mailing a written recommendation to the Chairman of the Board, c/o Secretary, SED International Holdings, Inc. 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043. Such recommendation must include the following information as of the date of the recommendation:

•	the name and address of the Shareholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;

•
the class and number of shares of our Common Stock the Shareholder owns beneficially and of record and, in the case where the Shareholder is the record owner but not the beneficial owner, the name of the beneficial owner, including the holding period for such shares;

•	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications; and

•	a written consent of the candidate (1) to be named in the Company’s proxy statement and stand for election if nominated by the Board and (2) to serve if appointed by the Shareholders.

Recommendations by Shareholders for director candidates to be considered by the Board must be submitted not later than the 120th calendar day before the first anniversary of the date our proxy statement was released to Shareholders in connection with the previous year’s annual meeting. The submission of a recommendation by a Shareholder in compliance with these procedures will not guarantee the selection of the Shareholder’s candidate or the inclusion of the candidate in our proxy statement.

CODE OF ETHICS

The Company has adopted a Code of Ethics (the “Code of Ethics”), which applies to all directors, officers and employees. A copy of the Code of Ethics is available on the Company’s website at www.sedonline.com. The Company intends to make any disclosures regarding amendments to or waivers from, the Code of Ethics by posting such information on the Company’s website.

PROPOSAL 2
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

J.H. Cohn LLP has been the Company’s independent registered public accounting firm since 2005. Their audit report appears in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent registered public accounting firm is not required to be submitted to a vote of the Company’s Shareholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. The Audit Committee expects to appoint J.H. Cohn LLP to serve as independent auditors to conduct an audit of the Company’s accounts for the 2012 fiscal year. However, the Board is submitting this matter to its Shareholders as a matter of good corporate practice. If the Shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain J.H. Cohn LLP, and may retain that firm or another without re-submitting the matter to the Shareholders. Even if Shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the Shareholders.

The Board Unanimously Recommends A Vote FOR This Proposal And Proxies That Are Signed
And Returned Will Be So Voted Unless Otherwise Instructed.

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INDEPENDENT PUBLIC ACCOUNTANTS

           The firm of J.H. Cohn LLP has served as the Company’s independent registered public accounting firm since 2005.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by J.H. Cohn LLP for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2011 and 2010, respectively.

	2011	2010

Audit Fees
J. H. Cohn LLP (1)	$215,000	$291,000

(1)	J. H. Cohn LLP fees for fiscal 2011 are estimated.

J.H. Cohn LLP fees for fiscal 2011 and 2010 include audit of the Company’s Annual financial statements and review of financial statements included in the Company’s Form 10-Q quarterly reports and Sarbanes Oxley testing. J.H. Cohn LLP neither billed us any fees nor provided any services other than the audit services and fees included above.

The Audit Committee’s current practice is to pre-approve all audit services and all non-audit services to be provided to the Company by its independent auditor.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth certain information with respect to compensation for the fiscal years ended June 30, 2011 and 2010 earned by or paid to the Company’s Chief Executive Officer (principal executive officer), and two other most highly compensated executive officers whose total salary exceeded $100,000 in fiscal 2011 (the ”Named Executive Officers”):

	Fiscal		Cash		Stock	All Other
	Year	Salary	Bonus		Awards	Compensation	Total
Name and Principal Position		$	$		$(3)	$(2)	$

Jonathan Elster	2011	340,000	34,000	(1)	35,500	-	409,500
Chief Executive Officer and	2010	296,000	66,000		35,500	11,233	408,733
President

Barry Diamond	2011	205,379	14,870	(1)	35,500	–	255,754
Vice President -	2010	214,988	–		35,500	–	250,488
Product Management

Lyle D. Dickler	2011	145,000	7,250	(1)	21,300	–	173,550
Vice President Finance	2010	145,000	–		21,300	–	166,300
Secretary and Treasurer

(1)
For Mr. Elster $34,000 was earned in fiscal 2011 and paid in fiscal 2012. For Mr. Diamond this includes $9,875 earned in fiscal 2011 and paid in fiscal 2012. For Mr. Dickler $7,250 was earned in fiscal 2011 and paid in fiscal 2012.

(2)	Auto expense reimbursement or auto use benefit.
(3)
Reflects the value of the restricted stock that was charged to income in the reported period as reported on the Company’s financial statements. For a description of the assumptions made in the valuation, see the Share-Based Compensation section under Note 2, and the Restricted Stock section under Note 7, to the Company’s Financial Statements included with the Company’s Annual Report enclosed with this proxy statement.

The primary objective of the Company’s executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the Company’s mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, the Company strives to promote an ownership mentality among key leadership and the Board. In fiscal year 2010 the Board instituted a Management Bonus Plan that is based on return on invested capital (“ROIC”). It is the Board’s belief that ROIC is an appropriate measure of how efficiently the management team employs capital. Further, ROIC is accepted throughout the electronic distribution industry as a meaningful measure of management’s performance. The Board has elected to pay the awards under this bonus plan half in cash and half in restricted stock that will vest over three years. The Board believes that compensating management with restricted stock will align the incentives of management with those of the Shareholders.

It is the Company’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team. Each executive’s current and prior compensation is considered in setting future compensation. In addition, the Company reviews the compensation practices of other companies. To some extent, the Company’s compensation plan is based on the market and the companies we compete against for executive management. The elements of the Company’s plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the Company’s competing objectives of fairness to all stakeholders and attracting/retaining executive managers.

Agreements with Certain Executive Officer

The Company has employment agreements with Jonathan Elster and Lyle Dickler.

On August 31, 2010, the Company entered into a new employment agreement, effective as of July 1, 2010 (the “Effective Date”), with Jonathan Elster for his continued employment with the Company as its President and Chief Executive Officer for a three-year term beginning on the Effective Date. The term of the agreement will automatically extend for additional one-year periods beginning on the third anniversary of the Effective Date and each subsequent anniversary thereof unless at least 90-days prior to any such anniversary, written notice of nonrenewal is given by either party. Under the agreement, Mr. Elster will (i) earn a base annual salary of $340,000, retroactive to December 1, 2009 when he assumed the title of Chief Executive Officer upon the retirement of Jean Diamond from that position; (ii) receives a bonus for the first year of the term ranging from 10% to 50% of his base pay depending on the return on invested capital achieved by SED; (iii) be entitled to participate on the same terms as other executives in any present or future benefit plans or programs of the Company; (iv) receive as liquidated damages an amount equal to the greater of his salary for 18 months or the balance of the employment term upon a termination in connection with a Change of Control, as defined in the agreement and (v) receive a severance payment equal to the lesser of his salary for 18 months or the balance of his employment term upon termination of his employment with the Company without cause. Mr. Elster has agreed that upon the termination of his employment and for a period of one-year thereafter, he will not directly or indirectly: (A) recruit or solicit any employees of the Company or hire any person who was employed by the Company within six months prior to his termination of employment; or (B) solicit any Restricted Customer (as defined in the agreement) for the purpose of, or with a view toward, providing services or products to the Restricted Customer which compete with services or products offered or provided by the Company.

Mr. Elster’s previous employment agreement expired on the Effective Date, July 1, 2010. Under that agreement, Mr. Elster’s annual compensation includes an annual base salary of $261,700 plus an annual bonus in an amount equal to three percent (3%) of the Company’s Pre-tax Adjusted Annual Income. The Company’s “Pretax Adjusted Annual Income” means with respect to a given fiscal year (a) the sum of earnings before taxes as reported on its audited consolidated statement of operations for such fiscal year, excluding extraordinary non-operational costs and profits. He is also entitled to participate in all of the Company’s employee benefit programs available to management executives, including health and long-term disability insurance. The Company may terminate Mr. Elster’s employment for “good cause,” as defined in his employment agreement. In addition, upon termination of his employment, Mr. Elster has agreed not to solicit customers of the Company for a period of a one (1) year from the date of termination.

Mr. Dickler’s previous employment agreement was effective June 1, 2009 and was for a term of one year. Mr. Dickler’s contract renews automatically 90 days prior to expiration if written notice of non-renewal is not given by the Company. The Contract renewed June 1, 2010.

In December 2010 an addendum to the June 1, 2009 employment agreement was executed. Under this, Mr. Dickler became an “at will” employee and relinquished his CFO role but remained V.P. Finance, Secretary and Treasurer. Mr. Dickler’s annual compensation includes an annual base salary of $145,000. He is also entitled to participate in all of the Company’s employee benefit programs available to management executives, including health and long-term disability insurance. The Company may terminate Mr. Dickler’s employment for “good cause,” as defined in his employment agreement. In addition, upon termination of his employment, Mr. Dickler has agreed not to solicit customers of the Company for a period of a one (1) year from the date of termination and the Company will provide six month’s salary for him as severance upon his termination or resigning.

Equity Compensation Plans

In December 2009, Shareholders approved the Company’s 2009 Incentive Compensation Plan (the “2009 Plan”). Under the 2009 Plan, 250,000 shares of Common Stock are available for awards. Awards under the 2009 Plan may take the form of stock options (either incentive stock options or non-qualified options), restricted stock, or restricted stock units.

The purpose of the 2009 Plan is to align the interests of the participants with those of Shareholders through equity-based compensation alternatives, thereby promoting our long-term financial interests and enhancing long-term Shareholder return. The 2009 Plan is intended to enhance our ability to effectively recruit, motivate and retain the caliber of employees and directors essential for the Company’s success and provide them with incentive compensation opportunities that are competitive with those of similar companies.

Prior to the adoption of the 2009 Plan, the Company maintained four other compensation plans, the 1991 Plan, the 1995 Directors Plan, the 1997 Plan and the 1999 Plan, which have all expired on the tenth anniversary of their respective adoption dates. An aggregate of 160,000 stock options remain outstanding as of June 30, 2011 under those expired plans.

The following table sets forth certain information as of June 30, 2011, relating to all of our equity compensation plans:

Equity Compensation Plans Information
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	102,500	$1.96	236,230
Equity compensation plans not approved by security holders	57,500	$0.52	—
Total	160,000	$1.44	—

On October 23, 2007, the Board adopted the SED International Holdings, Inc. 2007 Restricted Stock Plan (the “Stock Plan”) for the purposes of attracting and retaining the personnel necessary for the Company’s success. The Stock Plan covers employees and others who perform services for the Company including directors and consultants. A total of 750,000 shares of the Company’s authorized and unissued shares of common stock were reserved for grants under the Stock Plan. The Stock Plan is administered by the Board and/or Compensation Committee. As of June 30, 2011, 486,667 shares were issued and are outstanding under the Stock Plan.

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2011 with respect to the Named Executive Officers.

	Option Awards			Stock Awards
	Number of
	Securities
	Underlying			Number of	Market Value of
	Unexercised			Shares or	Shares or Units
	Options (#)	Option	Option	Units of Stock	Of Stock that
	Exercisable	Exercise	Expiration	that have not	have not vested
Name	(1)	Price ($)	Date	vested (#) (2)	($)(3)

Jonathan Elster	62,500	1.96	10/15/2011	33,333	$169,998
Total	62,500

Barry Diamond	40,000	1.96	10/15/2011	33,333	$169,998
	50,000	0.44	01/15/2013
Total	90,000

Lyle Dickler	—	—	—	20,000	$102,000
Total	—

(1)	Represents stock option grants at fair market value on the date of grant.
(2)
The restricted shares of common stock are subject to forfeiture prior to vesting and begin vesting in equal amounts over a two to five year vesting period of the grant date pursuant to the provisions of a restricted stock agreement.

(3)	Based on the closing price per share of $5.10 as reported on the AMEX on June 30, 2011.

Director Compensation

Our non-employee directors receive the following compensation.
•	An annual fee of $70,000 of which 50% shall be paid in quarterly installments in cash and 50% shall be paid in restricted shares of common stock which shall immediately vest upon issuance;
•	The Chairman of the Board is paid an additional annual fee of $25,000 paid in quarterly installments.
•
The Chairman of the Audit Committee is paid an additional annual fee of $25,000 paid in quarterly installments and each committee member is paid an additional annual fee of $5,000 for their services paid in quarterly installments;

•
The Chairman of the Compensation Committee is paid an additional annual fee of $10,000 paid in quarterly installments and each committee member is paid an additional annual fee of $2,500 for services paid in quarterly installments;

•
The Chairman of the Latin America Affairs Committee is paid an additional annual fee of $25,000 paid in quarterly installments and each committee member receives an additional annual fee of $2,500 for services paid in quarterly installments;

•
The Chairman of the Nominating and Corporate Governance Committee is paid an annual fee of $25,000 paid in quarterly installments and each committee member receives an additional annual fee of $2,500 for services paid in quarterly installments.

The following table sets forth the compensation paid to our independent directors for the fiscal year ended June 30, 2011.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Stewart I. Aaron (2)	$73,500	−	$73,500
Jean Diamond	$33,500	32,500	$66,000
Arthur L. Goldberg	$69,750	32,500	$102,250
Stephen Greenspan	$53,250	32,500	$85,750
J. K. Hage, III	$70,500	42,500	$113,000
Samuel Kidston	$80,000	42,500	$122,500
Joseph Segal (2)	$73,500	−	$73,500

(1)
Reflects the value of the restricted stock that was charged to income in the reported period as included in the Company’s financial statements. For a description of the assumption made in the valuation of restricted stock, see the Share-Based Compensation under Note 2, and the Restricted Stock Section under Note 7, to the Company’s Financial Statements included with the Company’s Annual Report enclosed with this proxy statement.

(2)
In connection with Messrs. Segal’s and Aaron’s decision not to run for re-election, the Company granted them each a one-time stipend in the amount of $25,000 each and $34,000 in lieu of stock that was earned. Effective as of December 8, 2010, both of Messrs. Segal and Aaron ceased to be members of the Board.

Analysis of Risk Inherent in Our Compensation Policies and Practices

During the fiscal year ended June 30, 2011, our Compensation Committee with the assistance of management conducted a risk assessment of all of our compensation policies and practices. We analyzed our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon such review, we have concluded that we have balanced pay for performance programs, and our compensation policies and procedures do not motivate imprudent risk taking and are not reasonably likely to have a material adverse effect on us. This determination is based, in important part, on the fact that all of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS

The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our common stock by (i) the Named Executive Officers, (ii) the Company’s directors, (iii) each person we know to beneficially own more than 5% of our outstanding common stock, and (iv) all directors and executive officers of the Company as a group. All shares of our common stock shown in the table reflect sole voting and investment power except as otherwise noted. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of the Record Date are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Barry Diamond	169,938	(1)	3.4%
Jean Diamond	532,969	(2)	10.8%
Lyle Dickler	21,422	(3)	*
Jonathan Elster	136,741	(4)	2.8%
Arthur Goldberg	54,620		1.1%
Stephen Greenspan	52,620		1.1%
J. K. Hage, III	184,385	(5)	3.7%
Samuel Kidston	424,858	(6)	8.6%
All current directors and executive
Officers as a group (15) persons	1,665,450	(7)	33.1%

5% Shareholders:
FMR Corp	475,000	(8)	9.6%
Allen R. Earl	458,408	(9)	9.3%
Paul D. Sonkin	616,463	(10)	12.4%

*	Represents less than one percent of our outstanding common stock.
(1)
The shares include 50,000 options and 956 restricted shares of common stock granted on September 22, 2011 which are subject to vesting and forfeiture over a three year period pursuant to the provisions of a restricted stock agreement with Mr. Diamond. The shares will be fully vested in September 2014.

(2)	The shares include 271,426 shares held by a trust for the benefit of Ms. Diamond
(3)
The shares include 1,422 restricted shares of common stock granted on September 22, 2011 which are subject to vesting and forfeiture over a three year period pursuant to the provisions of a restricted stock agreement with Mr. Dickler. The shares will be fully vested in September 2014.

(4)
The shares include 6,667 restricted shares of common stock granted on September 22, 2011 which are subject to vesting and forfeiture over a three year period pursuant to the provisions of a restricted stock agreement with Mr. Elster. The shares will be fully vested in September 2014.

(5)
The shares include (i) 18,700 shares of common stock owned by Adirondack Capital LLC (“Adirondack”); (ii) 94,500 shares of common stock beneficially owned by Hedy A. Hyde, his wife; and (iii) 14,577 restricted shares of common stock granted on September 22, 2011, which are subject to vesting and forfeiture over a twelve month period pursuant to the provisions of a restricted stock agreement with Mr. Hage. Mr. Hage is a Managing Member of Adirondack. Mr. Hage disclaims beneficial ownership of the shares beneficially owned by Adirondack and his wife except to the extent of his pecuniary interest therein. The principal business address of Mr. Hage is c/o Hage & Hage LLC, 283 Genesee Street, Utica, New York 13501.

(6)
The shares include 347,405 shares of common stock owned in the aggregate by North & Webster Value Opportunities Fund, LP, North & Webster Fund II, LP and North & Webster, LLC (collectively, the “North & Webster Entities”) and 14,577 restricted shares of common stock granted on September 22, 2011, which are subject to vesting and forfeiture over a twelve month period pursuant to the provisions of a restricted stock agreement with Mr. Kidston. North & Webster, LLC is the general partner of both of North & Webster Value Opportunities Fund, LP and North & Webster Fund II, LP. Mr. Kidston is a Managing Member of North & Webster, LLC and disclaims beneficial ownership of the shares of common stock beneficially owned by the North & Webster Entities except to the extent of his pecuniary interest therein. The principal business address of Mr. Kidston is c/o North & Webster, LLC, 10 Tower Office Park, Suite 420, Woburn, MA 01801.

(7)	Includes 50,000 shares underlying outstanding options and 44,430 restricted shares of common stock granted on September 22, 2011.
(8)
All of the shares indicated are deemed beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its serving as investment adviser to Fidelity Low-Priced Stock Fund, the owner of the 475,000 shares. FMR Corp.’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(9)	All of the shares indicated are deemed beneficially owned by Allyn R. Earl. Mr. Earl’s address is 38 Dwight Avenue, Clinton, New York 13323-1600.
(10)
Sole power to vote and dispose of all 616,463 shares of common stock are vested with Paul D. Sonkin ("Mr. Sonkin"), in accordance with a Schedule 13D filed on 4/22/10 by a group, which members include Tarsier Nanocap Value Fund, L.P., a Delaware limited partnership ("Tarsier"), Hummingbird Value Fund, L.P., a Delaware limited partnership ("Hummingbird Value"), Hummingbird Management, LLC, a Delaware limited liability company and the investment manager of each of Hummingbird Value and Tarsier ("Hummingbird Management"), Hummingbird Capital, LLC, a Delaware limited liability company and the general partner of each of Hummingbird Value and Tarsier ("Hummingbird Capital") and Mr. Sonkin. Mr. Sonkin serves as the managing member of each of Hummingbird Management and Hummingbird Capital and as the investment manager to certain managed accounts. The address of the principal office of Mr. Sonkin is 145 East 57th Street, 8th Floor, New York, New York 10022.

The business address and telephone number of each of Jean Diamond, Jonathan Elster, Barry Diamond, Lyle Dickler, Arthur Goldberg and Stephen Greenspan are c/o SED International Holdings, Inc., 3505 Newpoint Place, Suite 450, Lawrenceville, GA  30043 and (770) 491-8962.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Corporate Governance

The Company’s policy is that transactions with another person or entity who is deemed to be an “affiliate” or a related party must be approved by a majority of the Company’s disinterested directors. Related party transactions are reviewed and approved by the Legal Affairs Committee and the Board.

Transactions with Related Parties

Lease of Headquarters

SED leases its headquarters up until September 30, 2011 from Diamond Chip Group, LLC. The Company’s annual rental rate was $288,000 per year the past two years.

The members of the Diamond Chip Group LLC include (i) the Marital Trust for the benefit of Jean Diamond and (ii) Jean Diamond, who own respectively 37.5% and 62.5% of the outstanding interests in the LLC. Jean Diamond was Chief Executive Officer and is now a Director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent Shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent Shareholders were complied with during the fiscal year ended June 30, 2011.

COMMUNICATIONS WITH DIRECTORS

It is the policy of the Company that Shareholders may, at any time, communicate with the Board by mailing a written communication to such director, c/o Secretary, SED International Holdings, Inc., 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043. All communications received in accordance with these procedures will be reviewed by the office of the Secretary of the Company and forwarded to the Board unless such communications are considered, in the reasonable judgment of the office of the Secretary of the Company, to be improper for submission to the intended recipient. Examples of Shareholder communications that would be considered improper for submission include, without limitation, communications that:

•	do not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees;
•	relate to routine or insignificant matters that do not warrant the attention of the Board;
•	are advertisements or other commercial solicitations;
•	are frivolous or offensive; or
•	are otherwise not appropriate for delivery to directors.

ANNUAL REPORT

The Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2011 has been enclosed with this proxy statement (the “Annual Report”). The Annual Report includes our audited financial statements for the fiscal year ended June 30, 2011, along with other financial information and management discussion about the Company, which we urge you to read carefully. The financial statements are not part of the proxy soliciting material.

The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, filed with SEC, is included in the Annual Report, which accompanies this proxy statement.

HOUSEHOLDING

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and Annual Reports with respect to two or more Shareholders sharing the same address by delivering a single proxy statement and Annual Report addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for Shareholders and cost savings for companies. Some brokers household proxy materials and Annual Reports, delivering a single proxy statement and Annual Report to multiple Shareholders sharing an address, although each Shareholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, please notify your broker. If you would like to receive a separate copy of this year’s proxy statement or Annual Report from the Company directly, please contact the Company by:

•	writing to:
SED International Holdings, Inc.,
3505 Newpoint Place, Suite 450,
Lawrenceville, Georgia 30043Attention: Lyle Dickler, Secretary; or

•	telephoning the Company at:
(770) 491-8962

SHAREHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Shareholders interested in presenting a proposal for consideration at the 2012 annual meeting of Shareholders must follow the procedures found in Rule 14a-8 under the Exchange Act and the Company’s bylaws. To be eligible for inclusion in the Company’s proxy materials relating to its 2012 annual meeting of Shareholders, all qualified proposals must be received by the Company’s Secretary no later than July 1, 2012. A Shareholder’s notice must set forth, other than proposals for a director nominee, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on the Company’s books, of the Shareholder proposing such business; (iii) the class and number of shares beneficially owned by such Shareholder; (iv) the date or dates upon which the Shareholder acquired such shares; (v) a representation that the Shareholder is a holder of record of shares of the Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the Shareholder in such proposal or nomination.

OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting for action by Shareholders. If any other matters requiring a vote of the Shareholders arise at the Annual Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgement of the persons acting under the proxies.

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of Common Stock, and will reimburse them for their reasonable expenses in so doing.

A list of Shareholders entitled to be present and vote at the Annual Meeting will be available during the Annual Meeting for inspection by Shareholders who are present.

If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for your convenience. No postage is required if mailed in the United States.

On August 25, 2010, the SEC adopted new Exchange Act Rule 14a-11, which will permit shareholders or groups holding 3% of the voting power of U.S. public companies who have held their shares for at least three years to include director nominees in company proxy materials. In addition, the SEC also amended Rule 14a-8 to provide that companies may not exclude from their proxy materials shareholder proposals that seek to establish less restrictive proxy access procedures, and adopted a number of related rule amendments intended to facilitate proxy access. The new rules will be effective 60 days after their publication in the Federal Register, and rule 14a-11 will apply for a company’s 2011 annual meeting if the first anniversary of the mailing of the 2010 proxy materials occurs within 120 days of effectiveness. However, the compliance date of Rule 14a-11 for smaller reporting companies has been delayed for a period of three years from the effective date. On October 4, 2010, the SEC delayed the effective date of Rule 14a-11 and the amendments to Rule 14a-8 indefinitely, pending review of Rule 14a-11 by the United States Court of Appeals of the District of Colombia.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual
Meeting to Be Held on December 6, 2011:

The proxy materials for the Annual Meeting, including the Annual Report and the
Proxy Statement are available at www.sedonline.com.

* * * * * * *

By Order of the Board of Directors,

Lyle Dickler
Secretary

Dated:	October 28, 2011
Lawrenceville, Georgia

APPENDIX A

SED INTERNATIONAL HOLDINGS, INC.
PROXY
FOR ANNUAL MEETING OF THE SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Elster and Lyle Dickler, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2011 Annual Meeting of the Shareholders of SED INTERNATIONAL HOLDINGS, INC. (the “Company”) to be held at the Company’s principal executive offices, 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043 on December 6, 2011, at 9.:00 a.m., local time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the proxy statement, and in their discretion upon such other matters as may come before the meeting.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be
Held on December 6, 2011:
The proxy materials for the Annual Meeting, including the Annual Report and the Proxy
Statement are available at www.sedonline.com.

* * * * * * *

Please mark “X” your votes as indicated:

1. ELECTION OF DIRECTORS.
Jonathan Elster	Arthur Goldberg	Stephen Greenspan	J.K. Hage III	Sam Kidston

☐ FOR THE ELECTION OF ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT:
____________________________________________________________________________

2. ADVISORY APPROVAL OF THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2012.
☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid
Annual Meeting.

Dated:	, 2011

Signature of Shareholder

Signature of Shareholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.